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                                                                   Exhibit 99(a)


FOR IMMEDIATE RELEASE                            Press Contact: Mary Rekenthaler
---------------------                                               703/934-3086
                                                  Investor Contact: Nick Burakow
                                                                    703/934-3665

KAISER GROUP INTERNATIONAL CLOSES ON SALE OF METALS, MINING AND INDUSTRY BUSINESS TO THE HATCH GROUP OF CANADA

FAIRFAX, VA, August 25, 2000 Kaiser Group International, Inc. (OTCBB: KSRG) today announced that it has completed the sale of its metals, mining and industry business unit to The Hatch Group of Canada, a leading provider of engineering services to the metals and mining sectors. Kaiser's metals, mining and industry business unit includes operations related to iron and steel, alumina and aluminum and mining and industry.


This transaction results from a study of strategic alternatives for Kaiser's engineering operations undertaken earlier this year in connection with the ongoing restructuring of the Company's debt. Kaiser reached a definitive agreement with The Hatch Group on July 6, 2000. The asset sale was approved by the Delaware Bankruptcy Court on August 17, 2000.

About Kaiser Group International
--------------------------------
Headquartered in Fairfax, Virginia, Kaiser Group International is one of the United States' leading providers of engineering, project management, construction management, and program management services. Its more than 3,000 employees, located in 30 offices around the world, serve the market areas of transit and transportation; alumina/aluminum and mining/minerals; facilities and water/wastewater; iron and steel; and microelectronics and clean technology. Kaiser Group International, Inc., the parent company of Kaiser Engineers, reported gross revenue of more than $870 million for the 12 months ended December 31, 1999. All references to Kaiser indicate Kaiser Group International, Inc. and any of its subsidiaries.

About The Hatch Group
---------------------
Headquartered in Mississauga, Ontario, Hatch is a global supplier of technical and strategic services, including consulting, process development, engineering, information technologies, project management and construction to the mining, metallurgical, infrastructure and energy industries worldwide. With more than 3,000 employees in 40 offices worldwide, the employee-owned Hatch Group has annual fees of more than $300 million.

Forward-Looking Statements and Certain Factors Affecting Kaiser and Its
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Businesses
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This release contains "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995, which are identified by the use of forward-looking terminology such as "may," "will," "could," "should," "expect," "believe," "anticipate," "aim," "intend," "plan," "estimate," or "continue" or the negative thereof or other variations thereof. Such forward-looking statements are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates, that may cause actual results to differ materially from those stated or implied by these forward-looking statements. These forward-looking statements also are subject to company-specific risks and uncertainties, such as: the company's access to commercial lines of credit and commercially satisfactory contract performance guarantee mechanisms, including performance bonds; the performance of Kaiser-Hill Company, LLC under its new contract with the U.S. Department of Energy concerning provision of services at the DOE's Rocky Flats (Colorado) site; and the company's ability to: maintain existing contracts (including contracts with the federal government) at their existing or at improved levels, accurately estimate and recover costs incurred on fixed-price contracts, sign new contracts in established or new markets (including international markets), conclude and implement successfully certain acquisitions and joint-venture relationships, retain and attract key personnel, manage significant contingent liabilities arising out of prior operations and contacts, manage cash flow and liquidity needs, and avoid significant environmental fines, penalties and liabilities.